Exhibit 99.1

CONTACT:

Teri Klein

Vice President, Investor Relations

408.617.8825

teri.klein@palm.com

Palm Reports Q3 FY 2010 Results

SUNNYVALE, Calif., March 18, 2010 — Palm, Inc. (NASDAQ: PALM) today reported that total revenues on a GAAP(1) basis in the third quarter of fiscal year 2010, ended Feb. 26, 2010, were $349.9 million. Gross profit and gross margin on a GAAP basis were $47.0 million and 13.4 percent, respectively. In accordance with two recently released accounting standards related to revenue recognition, these results include the effects of accounting for multiple-element arrangements including ratable revenue recognition for the future deliverables for Palm® webOS™ products as required by GAAP.

To facilitate comparisons to Palm’s historical results, Palm has included non-GAAP adjusted measures, which exclude the impact of accounting for multiple-element arrangements, stock-based compensation and other items detailed in the notes section of this release. The company believes this information will help investors better evaluate its current period performance and trends in its business.

Non-GAAP Adjusted Revenues in the third quarter totaled $366.0 million and non-GAAP Adjusted Gross Profit was $63.5 million. Non-GAAP Adjusted Gross Margin was 17.3 percent and was impacted by a $45.3 million charge taken in the quarter for reserves for inventory purchase commitments, which exceed current forecasted demand. Excluding the impact of the inventory purchase commitment reserves, non-GAAP Adjusted Gross Margin in the third quarter would have been 29.7 percent.

“Our recent underperformance has been very disappointing, but the potential for Palm remains strong,” said Jon Rubinstein, Palm chairman and chief executive officer. “The work we’re doing to improve sales is having an impact, we’re making great progress on future products, and we’re looking forward to upcoming launches with new carrier partners. Most importantly, we have built a unique and highly differentiated platform in webOS, which will provide us with a considerable – and growing – advantage as we move forward.”

The company shipped a total of 960,000 smartphone units during the quarter, representing a 23 percent increase from the second quarter of fiscal year 2010 and an almost 300 percent increase versus the third quarter of fiscal year 2009. Smartphone sell-through for the third quarter was 408,000 units, down 29 percent from the second quarter of fiscal year 2010 and down 15 percent year-over-year.

On a GAAP basis, net loss attributable to common stockholders for the third quarter of fiscal year 2010 was $(22.0) million, or $(0.13) per diluted common share. This compares to a net loss attributable to common stockholders for the second quarter of fiscal year 2010 of $(13.7) million, or $(0.09) per diluted share, and to a net loss attributable to common stockholders for the third quarter of fiscal year 2009 of $(98.0) million, or $(0.89) per diluted common share.

The company’s net loss attributable to common stockholders on a GAAP basis reflects accounting guidance, effective in the first quarter of fiscal year 2010, which requires the anti-dilutive provisions of Palm’s series C preferred shares and related warrants to be treated as derivatives for financial reporting purposes. The fair value of the derivatives was estimated as of the first day of fiscal year 2010 and is marked to market on a quarterly basis, with any change in value reflected in the company’s financial results for the period. The series C derivatives balance was $82.1 million at the end of the third quarter of fiscal year 2010 compared to $178.7 million at the end of the second quarter of fiscal year 2010. This reduction in fair value resulted in a $96.6 million non-cash gain on series C derivatives and was reflected in the company’s third quarter GAAP financial results. With regard to the series C derivatives, any future increases in Palm’s stock price from period to period will be reflected as a non-cash loss on these derivatives in the company’s financial results, and any future decreases will be reflected as a non-cash gain in the company’s financial results.

Non-GAAP Net Loss for the third quarter of fiscal year 2010 was $(102.8) million, or $(0.61) per diluted share. This compares to a non-GAAP Net Loss for the second quarter of fiscal year 2010 of $(45.5) million, or $(0.29) per diluted share, and to a non-GAAP Net Loss for the third quarter of fiscal year 2009 of $(94.7) million, or $(0.86) per diluted share.

Earnings before interest, taxes, depreciation and amortization, or EBITDA, for the third quarter of fiscal year 2010 totaled $(5.7) million. EBITDA, adjusted to exclude the effect of ratable revenue recognition, stock-based compensation, net other income (expense), restructuring charges, a casualty recovery, a gain on the sale of auction rate securities and a gain on series C derivatives, or Adjusted EBITDA, totaled $(90.2) million.

The company’s cash, cash equivalents and short-term investments balance was $591.9 million at the end of the third quarter of fiscal year 2010. Cash used from operations for the third quarter of fiscal year 2010 was $(0.5) million.

Explanatory Note

During the third quarter of fiscal year 2010, Palm elected to early adopt updates to revenue recognition standards issued in October 2009 and revise all prior financial information to include the adoption. Palm has included in this release selected quarterly financial schedules reflecting the impact of retrospective adoption of the new accounting standards and reconciling the application of old and new accounting standards to historical statements of operations, balance sheets, cash flows from operations, non-GAAP items, EBITDA and Adjusted EBITDA. These financial schedules will also be available at http://investor.palm.com.

The updates to the method of revenue recognition result in a substantial portion of Palm webOS product revenues being recognized upon delivery. The remaining Palm webOS deferred revenues, which are related to future services and unspecified software, will be recorded as deferred revenues on the company’s balance sheet, and amortized into earnings on a straight-line basis over the estimated product life, which is currently 24 months. Under the new standards, all related cost of revenues are recognized upon delivery. Under the previous accounting standards, Palm was required to account for sales of Palm webOS products using subscription accounting because Palm indicated it may periodically provide services and unspecified software free of charge to customers of Palm webOS products. Under subscription accounting, revenues and related direct product cost of revenues for Palm webOS products were deferred at the time of sale and recognized on a straight-line basis over the estimated product life. This resulted in the deferral of significant amounts of revenues and cost of revenues related to Palm webOS products. As of Nov. 30, 2009, the day prior to Palm’s adoption of these updates, total deferred revenues were $550.8 million and total deferred cost of revenues were $332.7 million.

Palm adopted these updates by retrospective application as if the updates had been applied in all prior periods. Consequently, the financial results of the fourth quarter of fiscal year 2009 through the second quarter of fiscal year 2010 have been revised. Palm believes retrospective application provides the most comparable and useful financial information for users of its financial statements, is more consistent with management’s evaluation of the business and better reflects Palm’s underlying economic performance.

Investor’s Note

Palm will host a conference call to review its third quarter of fiscal year 2010 financial results at 4:30 p.m. Eastern (1:30 p.m. Pacific). The conference call will be hosted by Jon Rubinstein, chairman and chief executive officer, and Doug Jeffries, chief financial officer. Investors and other interested parties are encouraged to listen to the call via audio webcast at Palm’s Investor Relations website (http://investor.palm.com). Investors wishing to listen to the conference call via telephone may dial 877-278-9658 (domestic) or 763-488-4651 (international). There is no pass code required for the live call. A telephone replay of the conference call will be available through April 1, 2010. The dial-in number for the replay will be 800-642-1687 (domestic) and 706-645-9291 (international). The pass code 58326338 is required for the replay. An archive of the audio webcast of the conference call will be posted on Palm’s Investor Relations website at http://investor.palm.com.

About Palm, Inc.

Palm, Inc. creates intuitive and powerful mobile experiences that enable consumers and businesses to connect to their information in more useful and usable ways. The company’s groundbreaking Palm® webOS™ platform, designed exclusively for mobile application, introduces true multitasking and Palm Synergy™, which brings your information from the many places it resides into a single, more comprehensive view of your life.

Palm products are sold through select Internet, retail, reseller and wireless operator channels, and at the Palm online store (www.palm.com/store).

More information about Palm, Inc. is available at www.palm.com.

NON-GAAP FINANCIAL MEASURES: Palm utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing its overall business performance, for making operating decisions and for forecasting and planning future periods. Palm considers the use of non-GAAP financial measures helpful in assessing its current financial performance, ongoing operations and prospects for the future. Ongoing operations are the ongoing revenues and expenses of the business, excluding certain costs that Palm does not anticipate to recur on a quarterly basis and eliminating the effect of the deferred revenues related to future services and unspecified software to be provided free of charge to customers of Palm webOS products. While Palm uses non-GAAP financial measures as a tool to enhance its understanding of certain aspects of its financial performance and to provide incremental insight into the underlying factors and trends affecting both the Company’s performance and its cash-generating potential, Palm does not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, Palm believes that disclosing non-GAAP financial measures to the readers of its financial statements provides such readers with useful supplemental data that, while not a substitute for GAAP financial measures, allows for greater transparency in the review of its financial and operational performance and enables investors to more fully understand trends in its current and future performance. In assessing the overall health of its business during the three months ended Feb. 28, 2010 and 2009, Palm excluded items in the following general categories, each of which are described below:

Ratable Revenue Recognition Accounting/Deferred Revenues. Palm may periodically provide services and unspecified software free of charge to customers of Palm webOS products. These future services and unspecified software, along with the tangible smartphone product, represent multiple deliverables under Palm’s sales arrangements for Palm webOS products. Delivery of the tangible smartphone product occurs at the time of sale, and therefore, Palm immediately recognizes associated revenues and cost of revenues. Because the future deliverables represent a subscription to future services and unspecified software that end users have the right to receive on a when-and-if-available basis, revenues associated with this second deliverable are recorded as deferred revenue and recognized ratably on a straight-line basis over the estimated economic product life, which is currently 24 months. Palm eliminates the effect of the deferred revenues related to future services and deliverables (a portion of current sales deferred to future periods and the reversal of the current period’s amortization of deferred revenues derived from Palm webOS units shipped in prior periods) to provide more transparency into Palm’s underlying sales trends. Management uses the non-GAAP measure Adjusted Revenues to evaluate growth rate, revenue mix and performance relative to competitors. Management uses the non-GAAP measures of Adjusted Gross Profit and Adjusted Gross Margin to measure operating performance based on current period sales and to facilitate ongoing operating decisions. These financial measures are not consistent with GAAP because they do not reflect deferral of revenues for recognition in later periods.

While the GAAP results provide insight into Palm’s operations and financial position, management continues to supplement its analysis of its business using the non-GAAP results to review the total revenues and resulting margin for Palm webOS smartphone products sold to customers during the period. Further, management uses the total non-GAAP revenues and operating results to forecast future cash flows and to facilitate ongoing and future operating decisions.

Acquisition-related Expenses. Palm excludes amortization of intangible assets resulting from acquisitions to allow more transparent comparisons of its financial results to its historical operations, forward-looking guidance and the financial results of peer companies. In recent years, Palm has completed the acquisition of the Palm brand and the acquisition of other assets and technologies, which resulted in operating expenses that would not otherwise have been incurred. Palm believes that providing non-GAAP information for amortization of intangible assets allows the users of its financial statements to review both the GAAP expenses in the period, as well as the non-GAAP expenses, thus providing for enhanced understanding of historic and future financial results. Additionally, had Palm internally developed these intangible assets, the amortization of intangible assets would have been expensed historically, and Palm believes the assessment of its operations excluding these amortization costs is relevant to the assessment of internal operations.

Stock-based Compensation. Palm believes that because of the variety of equity awards used by companies, varying methodologies for determining stock-based compensation and the assumptions and estimates involved in those determinations, the exclusion of non-cash stock-based compensation enhances the ability of management and investors to understand the impact of non-cash stock-based compensation on its operating results. Further, Palm believes that excluding stock-based compensation allows for a more transparent comparison of its financial results to previous periods. Palm prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure.

Income Tax Provision (Benefit). During the third quarter of fiscal year 2010, Palm’s tax rate consisted primarily of foreign and state cash income taxes, which were offset by a federal refund claim. For non-GAAP results, Palm is using the GAAP tax provision (benefit) without adjustments as it primarily reflects the company’s current cash tax activity. Palm believes this is appropriate because management considers the amount of taxes that will be paid when evaluating Palm’s overall business performance, making operational decisions or forecasting and planning future periods. For purposes of calculating its non-GAAP financial measures for fiscal year 2009, Palm excluded the non-cash net impact on the tax provision pertaining to the increase of the valuation allowance for the Company’s U.S. deferred tax assets. The resulting non-GAAP tax provision, net of this increase, represents amounts that Palm believed it would pay for foreign and state taxes.

Other Expenses. Palm excludes certain other items that are the result of unplanned or unanticipated events or infrequent events to measure its operating performance. Included in these items are restructuring charges, casualty loss (recovery), a patent acquisition refund, and a gain (impairment) of non-current auction rate securities. In addition, Palm excludes items that recur each quarter relating to the issuance and terms of its preferred stock to allow more transparent comparisons of its financial results to its historical operations and the financial results of peer companies. Included in these items are a mark-to-market adjustment related to its series C derivatives and accretion of convertible preferred stocks. By providing this additional information, Palm believes its management and the users of its financial statements are better able to understand what Palm considers to be its ongoing operations and prospects for the future.

Earnings Before Interest, Taxes, Depreciation and Amortization. EBITDA is defined as earnings before net interest, taxes, depreciation and amortization. Palm considers this measure to be an important indicator of its operational strength to incur and repay indebtedness. Palm excludes net interest and taxes to allow a creditor to assess Palm’s ability to repay different debt instruments. Palm excludes depreciation and amortization because while tangible and intangible assets support Palm’s business, Palm does not believe the related depreciation and amortization costs are directly applicable to Palm’s ability to repay debt. This measure is used by some investors when assessing the performance of the company. In addition, Palm further excludes the other non-GAAP items set forth above to determine Adjusted EBITDA. Palm believes the assessment of its operations further excluding these items and net other income (expense) is relevant to the assessment of internal operations and comparisons to industry performance.

Each of the non-GAAP financial measures described above, and used in this press release, should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measure reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results for the foreseeable future. Palm compensates for these limitations by providing specific information in the reconciliation included in this press release regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, Palm evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial information.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding: Palm’s potential; Palm’s sales, future products, product launches and new carrier partners; Palm’s advantage from Palm webOS; the effect of Palm’s series C derivatives; and the estimated economic life of Palm webOS products. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially, including, without limitation, the following: Palm’s potential failure to introduce or achieve market acceptance for new products and services in a timely manner; the potential loss or failure of wireless carriers or other key sales channel partners or inability to add new wireless carriers or channel partners in a timely manner; pricing pressures; Palm’s potential failure to add, replace or ramp up third-party manufacturers or suppliers in a timely manner; acceptance of Palm webOS products by wireless carriers and end users; the effect of current recessionary economic and financial market conditions on Palm’s liquidity and ability to raise additional funding; fluctuations in the demand for Palm’s existing and future products and services and growth in Palm’s industries and markets; Palm’s ability to forecast demand for its products; the ability of Palm’s suppliers to meet its quantity, quality and cost requirements; possible defects in products and technologies developed; Palm’s ability to introduce new products and services successfully and in a cost-effective and timely manner; Palm’s ability to timely and cost-effectively obtain components and elements of its technology from suppliers; Palm’s ability to obtain other key technology from third parties free from errors and defects, integrate it with Palm’s products and meet certification requirements, all on a timely basis; Palm’s ability to compete with existing and new competitors; Palm’s dependence on wireless carriers and ability to meet wireless-carrier certification requirements; Palm’s dependence on a concentrated number of significant customers; and Palm’s ability to adjust to changing market conditions. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in Palm’s most recent filings with the Securities and Exchange Commission, including Palm’s Annual Report on Form 10-K for the year ended May 29, 2009 and Quarterly Report on Form 10-Q for the quarter ended Nov. 27, 2009 under the caption Risk Factors and elsewhere. Palm undertakes no obligation to update forward-looking statements to reflect new information or events or circumstances occurring after the date of this press release.

CAUTIONARY NOTE REGARDING REPORTED SELL-THROUGH: Palm generally records revenues for its smartphone products based on sell-in to carriers and other distributors. To facilitate investors’ understanding of end-user demand for the company’s products, Palm also reports smartphone sell-through information in this press release. Palm relies on reports from third-parties for data on its carrier and distributor smartphone sell-through and inventory information. While Palm believes this information provides meaningful perspectives on sell-through and inventory trends over time, this information is not subject to Palm’s internal control systems and Palm can not assure investors of its accuracy.

# # #

(1) GAAP stands for Generally Accepted Accounting Principles.

Palm, Synergy, and webOS are trademarks of Palm, Inc. All other brand and product names are or may be trademarks of their respective owners.

Palm, Inc.

Condensed Consolidated Statements of Operations (a)

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	Feb. 28, 2010	Feb. 28, 2009	Feb. 28, 2010	Feb. 28, 2009
Revenues	$349,928	$90,624	$984,170	$649,099
Cost of revenues	302,971	86,414	781,241	509,407

Gross profit	46,957	4,210	202,929	139,692

Operating expenses:
Sales and marketing	98,014	38,059	228,099	140,748
Research and development	51,327	42,786	145,635	139,317
General and administrative	17,968	14,000	48,100	41,539
Amortization of intangible assets	405	884	1,214	2,650
Restructuring charges	535	5,692	9,817	13,515
Casualty loss (recovery)	(3,432)	4,982	(3,432)	4,982
Patent acquisition refund	—	—	—	(1,537)

Total operating expenses	164,817	106,403	429,433	341,214

Operating loss	(117,860)	(102,193)	(226,504)	(201,522)
Gain (impairment) of non-current auction rate securities, net	7,050	(3,960)	5,093	(33,178)
Interest (expense)	(4,518)	(5,941)	(13,653)	(20,521)
Interest income	383	1,039	1,325	5,111
Gain on series C derivatives	96,616	20,573	125,539	20,573
Other income (expense), net	(217)	(3,895)	(233)	(4,708)

Loss before income taxes	(18,546)	(94,377)	(108,433)	(234,245)
Income tax provision (benefit)	(17)	646	(152)	406,425

Net loss	(18,529)	(95,023)	(108,281)	(640,670)
Accretion of series B and series C redeemable convertible preferred stock	3,518	3,004	10,334	7,829

Net loss attributable to common stockholders	$(22,047)	$(98,027)	$(118,615)	$(648,499)

Net loss per common share:
Basic and diluted	$(0.13)	$(0.89)	$(0.76)	$(5.92)

Shares used to compute net loss per common share:
Basic and diluted	167,892	110,529	156,098	109,506

(a)	During the third quarter of fiscal year 2010, Palm elected to early adopt updates to revenue recognition standards issued in October 2009 by retrospective application. The new accounting standards significantly change how Palm accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting standards is reflected for all periods included above. For additional information refer to the “Explanatory Note” attached in this press release.

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Feb. 28.

Palm, Inc.

Condensed Consolidated Balance Sheets (a)

(In thousands, except par value amounts)

(Unaudited)

	Feb. 28, 2010	May 31, 2009
ASSETS

Current assets:
Cash and cash equivalents	$376,282	$152,400
Short-term investments	215,634	102,733
Accounts receivable, net of allowance for doubtful accounts of $675 and $350, respectively	104,025	66,452
Inventories	30,619	19,716
Deferred income taxes	174	174
Prepaids and other	16,115	12,104

Total current assets	742,849	353,579
Restricted investments	9,298	9,496
Non-current auction rate securities	4,148	6,105
Property and equipment, net	32,944	31,167
Goodwill	166,320	166,320
Intangible assets, net	41,164	48,914
Deferred income taxes	128	331
Other assets	10,386	12,428

Total assets	$1,007,237	$628,340

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable	$189,335	$105,628
Deferred revenues	31,533	5,684
Accrued restructuring	4,491	6,090
Current portion of long-term debt	4,000	4,000
Series C derivatives	82,047	—
Other accrued liabilities	289,727	211,300

Total current liabilities	601,133	332,702
Non-current liabilities:
Long-term debt	387,000	390,000
Non-current deferred revenues	19,001	624
Non-current tax liabilities	6,286	5,783

Series B redeemable convertible preferred stock, $0.001 par value, 325 shares authorized and outstanding; aggregate liquidation value: $325,000	272,961	265,412
Series C redeemable convertible preferred stock, $0.001 par value, 100 shares authorized; 51 shares outstanding; aggregate liquidation value: $51,000	18,782	40,387

Stockholders’ deficit:
Preferred stock, $0.001 par value, 125,000 shares authorized:
Series A: 2,000 shares authorized; none outstanding	—	—
Common stock, $0.001 par value, 2,000,000 shares authorized; outstanding: 168,701 shares and 139,687 shares, respectively	169	140
Additional paid-in capital	1,242,896	854,649
Accumulated deficit	(1,542,720)	(1,262,375)
Accumulated other comprehensive income	1,729	1,018

Total stockholders’ deficit	(297,926)	(406,568)

Total liabilities and stockholders’ deficit	$1,007,237	$628,340

(a)	During the third quarter of fiscal year 2010, Palm elected to early adopt updates to revenue recognition standards issued in October 2009 by retrospective application. The new accounting standards significantly change how Palm accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting standards is reflected for all periods included above. For additional information refer to the “Explanatory Note” attached in this press release.

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Feb. 28 and May 31.

Palm, Inc.

Condensed Consolidated Statements of Cash Flows (a)

(In thousands)

(Unaudited)

	Three Months Ended
	Feb. 28, 2010	Feb. 28, 2009
Cash flows from operating activities:
Net loss	$(18,529)	$(95,023)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation	6,095	4,941
Stock-based compensation	5,613	6,043
Amortization of intangible assets	2,584	2,617
Amortization of debt issuance costs	783	784
Recognized loss on property and equipment	710	—
Deferred income taxes	20	1,047
Realized losses on short-term investments	—	3,282
Excess tax benefit related to stock-based compensation	(26)	(119)
(Gain) impairment of non-current auction rate securities, net	(7,050)	3,960
Gain on series C derivatives	(96,616)	(20,573)
Changes in assets and liabilities:
Accounts receivable	(36,506)	46,000
Inventories	8,125	13,273
Prepaids and other	3,005	8,906
Accounts payable	24,304	(37,433)
Accrued restructuring	(603)	(2,615)
Deferred revenues	17,673	—
Other accrued liabilities	89,948	(27,164)

Net cash used in operating activities	(470)	(92,074)

Cash flows from investing activities:
Purchase of property and equipment	(6,864)	(4,288)
Purchase of short-term investments	(100,294)	(61,448)
Sale of short-term investments	210,001	51,711
Purchase of restricted investments	—	(2,000)
Sale of restricted investments	150	148
Sale of non-current auction rate securities	7,050	—

Net cash provided by (used in) investing activities	110,043	(15,877)

Cash flows from financing activities:
Proceeds from issuance of common stock; employee stock plans	4,701	1,262
Proceeds received from issuance of series C units, net	—	99,204
Excess tax benefit related to stock-based compensation	26	119
Repayment of debt	(1,000)	(5,642)
Cash distribution to stockholders	—	(135)

Net cash provided by financing activities	3,727	94,808

Effects of exchange rate changes on cash and cash equivalents	(495)	305
Change in cash and cash equivalents	112,805	(12,838)
Cash and cash equivalents, beginning of period	263,477	143,605

Cash and cash equivalents, end of period	$376,282	$130,767

Other cash flow information:
Cash paid for taxes	$1,604	$1,151

Cash paid for interest	$3,797	$9,865

(a)	During the third quarter of fiscal year 2010, Palm elected to early adopt updates to revenue recognition standards issued in October 2009 by retrospective application. The new accounting standards significantly change how Palm accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting standards is reflected for all periods included above. For additional information refer to the “Explanatory Note” attached in this press release.

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Feb. 28.

Palm, Inc.

Reconciliation of GAAP Items to Non-GAAP Items (a)

(In thousands, except percentages and per share amounts)

(Unaudited)

	Three Months Ended Feb. 28, 2010				Three Months Ended Feb. 28, 2009
	GAAP	Adjustments		Non-GAAP/ Adjusted (i)	GAAP	Adjustments		Non-GAAP/ Adjusted
Revenues	$349,928	$16,080	(b)	$366,008	$90,624	$—		$90,624
Cost of revenues	302,971	(426	)(c)	302,545	86,414	(291	)(c)	86,123
Gross profit	46,957	16,506	(d)	63,463	4,210	291	(d)	4,501
Gross margin	13.4%			17.3%	4.6%			5.0%

Operating expenses	164,817	(2,859	)(c),(e)	161,958	106,403	(16,616	)(c),(e)	89,787

Net loss	(18,529)	(84,301	)(f)	(102,830)	(95,023)	294	(f)	(94,729)

Net loss attributable to common stockholders	$(22,047)	$(80,783	)(g)	$(102,830)	$(98,027)	$3,298	(g)	$(94,729)

Net loss per common share:
Basic and diluted	$(0.13)	$(0.48	)(h)	$(0.61)	$(0.89)	$0.03	(h)	$(0.86)

Shares used to compute net loss per common share:
Basic and diluted	167,892			167,892	110,529			110,529

	Nine Months Ended Feb. 28, 2010				Nine Months Ended Feb. 28, 2009
	GAAP	Adjustments		Non-GAAP/ Adjusted	GAAP	Adjustments		Non-GAAP/ Adjusted
Revenues	$984,170	$44,470	(b)	$1,028,640	$649,099	$—		$649,099
Cost of revenues	781,241	(1,454	)(c)	779,787	509,407	(1,068	)(c)	508,339
Gross profit	202,929	45,924	(d)	248,853	139,692	1,068	(d)	140,760
Gross margin	20.6%			24.2%	21.5%			21.7%

Operating expenses	429,433	(24,481	)(c),(e)	404,952	341,214	(36,728	)(c),(e)	304,486

Net loss	(108,281)	(60,227	)(f)	(168,508)	(640,670)	452,952	(f)	(187,718)

Net loss attributable to common stockholders	$(118,615)	$(49,893	)(g)	$(168,508)	$(648,499)	$460,781	(g)	$(187,718)

Net loss per common share:
Basic and diluted	$(0.76)	$(0.32	)(h)	$(1.08)	$(5.92)	$4.21	(h)	$(1.71)

Shares used to compute net loss per common share:
Basic and diluted	156,098			156,098	109,506			109,506

Palm, Inc.

Reconciliation of GAAP Items to Non-GAAP Items (a) (continued)

(In thousands, except percentages and per share amounts)

(Unaudited)

	Three Months Ended Nov. 30, 2009
	GAAP	Adjustments		Non-GAAP/ Adjusted
Revenues	$288,350	$13,630	(b)	$301,980
Cost of revenues	211,183	(540	)(c)	210,643
Gross profit	77,167	14,170	(d)	91,337
Gross margin	26.8%			30.2%

Operating expenses	139,948	(6,905	)(c),(e)	133,043

Net loss	(10,246)	(35,266	)(f)	(45,512)

Net loss attributable to common stockholders	$(13,690)	$(31,822	)(g)	$(45,512)

Net loss per common share:
Basic and diluted	$(0.09)	$(0.20	)(h)	$(0.29)

Shares used to compute net loss per common share:
Basic and diluted	159,398			159,398

(a)	During the third quarter of fiscal year 2010, Palm elected to early adopt updates to revenue recognition standards issued in October 2009 by retrospective application. The new accounting standards significantly change how Palm accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting standards is reflected for all periods included above. For additional information refer to the “Explanatory Note” attached in this press release.
(b)	Non-GAAP adjustments to revenues reflect (i) the inclusion of amounts deferred in the current period related to the subscription for future services and unspecified software for Palm webOS units delivered to our customers in the current period and (ii) the reversal of the current period’s amortization of deferred revenues derived from Palm webOS smartphones delivered in the current and prior periods.
(c)	Non-GAAP adjustments relate to the elimination of stock-based compensation.
(d)	Non-GAAP adjustments to gross profit are the difference between non-GAAP adjustments to revenues and non-GAAP adjustments to cost of revenues [(b) – (c)].
(e)	Non-GAAP adjustments to operating expenses relate to the elimination of amounts set forth in the following line items from Palm’s condensed consolidated statements of operations included in this press release: amortization of intangible assets, restructuring charges, casualty loss (recovery) and patent acquisition refund, as applicable.
(f)	Non-GAAP adjustments to net loss include the non-GAAP adjustments to gross profit and operating expenses, the exclusion of the non-cash net impact on the tax provision pertaining to the increase of the valuation allowance for the Company’s U.S. deferred tax assets and the elimination of amounts set forth in the following additional line items from Palm’s condensed consolidated statements of operations included in this press release: gain (impairment) of non-current auction rate securities and gain on series C derivatives, as applicable.
(g)	Non-GAAP adjustments to net loss attributable to common stockholders include the non-GAAP adjustments to net loss and the elimination of amounts set forth in the following additional line items from Palm’s condensed consolidated statements of operations included in this press release: accretion of series B and series C redeemable convertible preferred stock, as applicable.
(h)	Represents the per share impact of the non-GAAP adjustments to net loss attributable to common stockholders.
(i)	Non-GAAP cost of revenues amounts for the three months ended Feb. 28, 2010 are impacted by reserves taken in the quarter for inventory purchase commitments which exceed current forecasted demand totaling $45.3 million. Excluding the impact of the inventory purchase commitment reserves, Non-GAAP Adjusted Gross Margin in the third quarter would have been 29.7 percent. We would expect a similar effect on non-GAAP net loss, non-GAAP net loss attributable to common stockholders and non-GAAP net loss per common share.

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Feb. 28 and Nov. 30.

Palm, Inc.

Reconciliation of GAAP Net Loss to EBITDA and Adjusted EBITDA (a)

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	Feb. 28, 2010	Feb. 28, 2009	Feb. 28, 2010	Feb. 28, 2009
Net loss, as reported	$(18,529)	$(95,023)	$(108,281)	$(640,670)
Interest (income) expense, net	4,135	4,902	12,328	15,410
Taxes	(17)	646	(152)	406,425
Depreciation/amortization	8,679	7,558	24,344	24,649

EBITDA	(5,732)	(81,917)	(71,761)	(194,186)
Adjustments:
Effect of ratable revenue recognition	16,080	—	44,470	—
Stock-based compensation (b)	5,777	5,349	18,336	18,186
Other (income) expense, net	217	3,895	233	4,708
Restructuring charges	535	5,692	9,817	13,515
Casualty loss (recovery)	(3,432)	4,982	(3,432)	4,982
Patent acquisition refund	—	—	—	(1,537)
(Gain) impairment of non-current auction rate securities, net	(7,050)	3,960	(5,093)	33,178
Gain on series C derivatives	(96,616)	(20,573)	(125,539)	(20,573)

Adjusted EBITDA	$(90,221)	$(78,612)	$(132,969)	$(141,727)

(a)	During the third quarter of fiscal year 2010, Palm elected to early adopt updates to revenue recognition standards issued in October 2009 by retrospective application. The new accounting standards significantly change how Palm accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting standards is reflected for all periods included above. For additional information refer to the “Explanatory Note” attached in this press release.
(b)	Stock-based compensation related to workforce reductions is included in restructuring charges.

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Feb. 28.

Palm Inc.

Revised Quarterly Statement of Operations Information

(In thousands, except per share amounts)

(Unaudited)

	Q4FY09	FY 2009	Q1FY10	Q2FY10	Q3FY10	YTD Q3FY10
New Accounting (a)
Revenues	$111,971	$761,070	$345,892	$288,350	$349,928	$984,170
Cost of revenues	84,607	594,014	267,087	211,183	302,971	781,241

Gross profit	27,364	167,056	78,805	77,167	46,957	202,929

Total operating expenses	83,354	424,568	124,668	139,948	164,817	429,433

Operating loss	(55,990)	(257,512)	(45,863)	(62,781)	(117,860)	(226,504)
Other income and (expense)	(30,391)	(63,114)	(33,578)	52,335	99,314	118,071

Loss before income taxes	(86,381)	(320,626)	(79,441)	(10,446)	(18,546)	(108,433)
Income tax provision (benefit)	(2,160)	404,265	65	(200)	(17)	(152)

Net loss	(84,221)	(724,891)	(79,506)	(10,246)	(18,529)	(108,281)
Accretion of series B and series C redeemable convertible preferred stock	13,456	21,285	3,372	3,444	3,518	10,334

Net loss attributable to common stockholders	$(97,677)	$(746,176)	$(82,878)	$(13,690)	$(22,047)	$(118,615)

Net loss per common share:
Basic and diluted	$(0.73)	$(6.45)	$(0.59)	$(0.09)	$(0.13)	$(0.76)

Shares used to compute net loss per common share:
Basic and diluted	134,383	115,725	141,003	159,398	167,892	156,098

Old Accounting
Revenues	$86,773	$735,872	$68,004	$78,113	$349,928	$496,045
Cost of revenues	66,706	576,113	70,788	72,629	302,971	446,388

Gross profit (loss)	20,067	159,759	(2,784)	5,484	46,957	49,657

Total operating expenses	83,354	424,568	124,668	139,948	164,817	429,433

Operating loss	(63,287)	(264,809)	(127,452)	(134,464)	(117,860)	(379,776)
Other income and (expense)	(30,391)	(63,114)	(33,578)	52,335	99,314	118,071

Loss before income taxes	(93,678)	(327,923)	(161,030)	(82,129)	(18,546)	(261,705)
Income tax provision (benefit)	(2,160)	404,265	65	(200)	(17)	(152)

Net loss	(91,518)	(732,188)	(161,095)	(81,929)	(18,529)	(261,553)
Accretion of series B and series C redeemable convertible preferred stock	13,456	21,285	3,372	3,444	3,518	10,334

Net loss attributable to common stockholders	$(104,974)	$(753,473)	$(164,467)	$(85,373)	$(22,047)	$(271,887)

Net loss per common share:
Basic and diluted	$(0.78)	$(6.51)	$(1.17)	$(0.54)	$(0.13)	$(1.74)

Shares used to compute net loss per common share:
Basic and diluted	134,383	115,725	141,003	159,398	167,892	156,098

(a)	During the third quarter of fiscal year 2010, Palm elected to early adopt updates to revenue recognition standards issued in October 2009 by retrospective application. The new accounting standards significantly change how Palm accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting standards is reflected for all periods included above. For additional information refer to the “Explanatory Note” attached in this press release.

Palm, Inc.

Revised Quarterly Statement of Operations Information (continued)

(In thousands, except per share amounts)

(Unaudited)

	Q4FY09	FY 2009	Q1FY10	Q2FY10	Q3FY10	YTD Q3FY10
Adjustments (a)
Revenues	$25,198	$25,198	$277,888	$210,237	$—	$488,125
Cost of revenues	17,901	17,901	196,299	138,554	—	334,853

Gross profit	7,297	7,297	81,589	71,683	—	153,272

Total operating expenses	—	—	—	—	—	—

Operating loss	7,297	7,297	81,589	71,683	—	153,272

Other income and (expense)	—	—	—	—	—	—

Loss before income taxes	7,297	7,297	81,589	71,683	—	153,272

Income tax provision (benefit)	—	—	—	—	—	—

Net loss	7,297	7,297	81,589	71,683	—	153,272

Accretion of series B and series C redeemable convertible preferred stock	—	—	—	—	—	—

Net loss attributable to common stockholders	$7,297	$7,297	$81,589	$71,683	$—	$153,272

Net loss per common share:
Basic and diluted	$0.05	$0.06	$0.58	$0.45	$—	$0.98

Shares used to compute net loss per common share:
Basic and diluted	—	—	—	—	—	—

(a)	During the third quarter of fiscal year 2010, Palm elected to early adopt updates to revenue recognition standards issued in October 2009 by retrospective application. The new accounting standards significantly change how Palm accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting standards is reflected for all periods included above. For additional information refer to the “Explanatory Note” attached in this press release.

Palm, Inc.

Reconciliation of Non-GAAP Items

(In thousands, except percentages and per share amounts)

(Unaudited)

	Q4FY09	FY 2009	Q1FY10	Q2FY10	Q3FY10	YTD Q3FY10
New Non-GAAP Accounting (a)
Revenues	$113,219	$762,318	$360,652	$301,980	$366,008	$1,028,640
Cost of revenues	84,369	592,708	266,599	210,643	302,545	779,787
Gross profit	28,850	169,610	94,053	91,337	63,463	248,853
Gross margin	25.5%	22.2%	26.1%	30.2%	17.3%	24.2%

Net loss	(54,927)	(242,645)	(20,166)	(45,512)	(102,830)	(168,508)

Net loss per common share:
Basic and diluted	$(0.41)	$(2.10)	$(0.14)	$(0.29)	$(0.61)	$(1.08)

Shares used to compute net loss per common share:						—
Basic and diluted	134,383	115,725	141,003	159,398	167,892	156,098

Old Non-GAAP Accounting
Revenues	$113,219	$762,318	$360,652	$301,980	$366,008	$1,028,640
Cost of revenues	82,868	591,207	260,033	224,714	302,545	787,292
Gross profit	30,351	171,111	100,619	77,266	63,463	241,348
Gross margin	26.8%	22.4%	27.9%	25.6%	17.3%	23.5%
						—
Net loss	(53,426)	(241,144)	(13,600)	(59,583)	(102,830)	(176,013)

Net loss per common share:
Basic and diluted	$(0.40)	$(2.08)	$(0.10)	$(0.37)	$(0.61)	$(1.13)

Shares used to compute net loss per common share:						—
Basic and diluted	134,383	115,725	141,003	159,398	167,892	156,098

Adjustments (a)
Revenues	$—	$—	$—	$—	$—	$—
Cost of revenues (b)	1,501	1,501	6,566	(14,071)	—	(7,505)
Gross profit (b)	(1,501)	(1,501)	(6,566)	14,071	—	7,505
Gross margin (b)	-1.3%	-0.2%	-1.8%	4.6%	0.0%	0.7%

Net loss (b)	(1,501)	(1,501)	(6,566)	14,071	—	7,505

Net loss per common share:
Basic and diluted (b)	$(0.01)	$(0.02)	$(0.04)	$0.08	$—	$0.05

Shares used to compute net loss per common share:
Basic and diluted	—	—	—	—	—	—

(a)	During the third quarter of fiscal year 2010, Palm elected to early adopt updates to revenue recognition standards issued in October 2009 by retrospective application. The new accounting standards significantly change how Palm accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting standards is reflected for all periods included above. For additional information refer to the “Explanatory Note” attached in this press release.
(b)	Upon adoption of the new accounting standards, warranty and related service cost estimates were updated, resulting in the need to revise non-GAAP figures previously reported to be consistent with estimates underlying the revised revenue recognition rules, as indicated in the tables above.

Palm, Inc.

Revised Quarterly Balance Sheet Information

(In thousands)

(Unaudited)

	Reported May 31, 2009	Adjustments (a)	Revised May 31, 2009
Current assets:
Cash and cash equivalents	$152,400	$—	$152,400
Short-term investments	102,733	—	102,733
Accounts receivable, net of allowance for doubtful accounts	66,452	—	66,452
Inventories	19,716	—	19,716
Deferred income taxes	174	—	174
Prepaids and other	12,104	—	12,104

Total current assets	353,579	—	353,579
Restricted investments	9,496	—	9,496
Non-current auction rate securities	6,105	—	6,105
Non-current deferred cost of revenues	14,896	(14,896)	—
Property and equipment, net	31,167	—	31,167
Goodwill	166,320	—	166,320
Intangible assets, net	48,914	—	48,914
Deferred income taxes	331	—	331
Other assets	12,428	—	12,428

Total assets	$643,236	$(14,896)	$628,340

Current liabilities:
Accounts payable	$105,628	$—	$105,628
Deferred revenues	18,429	(12,745)	5,684
Accrued restructuring	6,090	—	6,090
Current portion of long-term debt	4,000	—	4,000
Series C derivatives	—	—	—
Other accrued liabilities	208,295	3,005	211,300

Total current liabilities	342,442	(9,740)	332,702
Non-current liabilities:
Long-term debt	390,000	—	390,000
Non-current deferred revenues	13,077	(12,453)	624
Non-current tax liabilites	5,783	—	5,783

Series B redeemable convertible preferred stock	265,412	—	265,412
Series C redeemable convertible preferred stock	40,387	—	40,387

Stockholders’ deficit:
Common stock	140	—	140
Additional paid-in capital	854,649	—	854,649
Accumulated deficit	(1,269,672)	7,297	(1,262,375)
Accumulated other comprehensive income	1,018	—	1,018

Total stockholders’ deficit	(413,865)	7,297	(406,568)

Total liabilities and stockholders’ deficit	$643,236	$(14,896)	$628,340

(a)	During the third quarter of fiscal year 2010, Palm elected to early adopt updates to revenue recognition standards issued in October 2009 by retrospective application. The new accounting standards significantly change how Palm accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting standards is reflected for all periods included above. For additional information refer to the “Explanatory Note” attached in this press release.

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on May 31.

Palm, Inc.

Revised Quarterly Balance Sheet Information (continued)

(In thousands)

(Unaudited)

	Reported Aug. 31, 2009	Adjustments (a)	Revised Aug. 31, 2009
Current assets:
Cash and cash equivalents	$109,993	$—	$109,993
Short-term investments	101,789	—	101,789
Accounts receivable, net of allowance for doubtful accounts	76,617	(2,600)	74,017
Inventories	27,824	—	27,824
Deferred income taxes	174	—	174
Deferred cost of revenues	103,949	(103,949)	—
Prepaids and other	13,317	—	13,317

Total current assets	433,663	(106,549)	327,114
Restricted investments	9,404	—	9,404
Non-current auction rate securities	4,148	—	4,148
Non-current deferred cost of revenues	91,157	(91,157)	—
Property and equipment, net	31,007	—	31,007
Goodwill	166,320	—	166,320
Intangible assets, net	46,331	—	46,331
Deferred income taxes	281	—	281
Other assets	11,640	—	11,640

Total assets	$793,951	$(197,706)	$596,245

Current liabilities:
Accounts payable	$98,487	$—	$98,487
Deferred revenues	176,094	(163,249)	12,845
Accrued restructuring	5,783	—	5,783
Current portion of long-term debt	4,000	—	4,000
Series C derivatives	235,004	—	235,004
Other accrued liabilities	183,754	19,094	202,848

Total current liabilities	703,122	(144,155)	558,967
Non-current liabilities:
Long-term debt	389,000	—	389,000
Non-current deferred revenues	150,096	(142,437)	7,659
Non-current tax liabilites	5,900	—	5,900

Series B redeemable convertible preferred stock	267,905	—	267,905
Series C redeemable convertible preferred stock	16,876	—	16,876

Stockholders’ deficit:
Common stock	142	—	142
Additional paid-in capital	861,986	—	861,986
Accumulated deficit	(1,602,831)	88,886	(1,513,945)
Accumulated other comprehensive income	1,755	—	1,755

Total stockholders’ deficit	(738,948)	88,886	(650,062)

Total liabilities and stockholders’ deficit	$793,951	$(197,706)	$596,245

(a)	During the third quarter of fiscal year 2010, Palm elected to early adopt updates to revenue recognition standards issued in October 2009 by retrospective application. The new accounting standards significantly change how Palm accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting standards is reflected for all periods included above. For additional information refer to the “Explanatory Note” attached in this press release.

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31.

Palm, Inc.

Revised Quarterly Balance Sheet Information (continued)

(In thousands)

(Unaudited)

	Reported Nov. 30, 2009	Adjustments (a)	Revised Nov. 30, 2009
Current assets:
Cash and cash equivalents	$263,477	$—	$263,477
Short-term investments	326,532	—	326,532
Accounts receivable, net of allowance for doubtful accounts	72,352	(4,600)	67,752
Inventories	38,759	—	38,759
Deferred income taxes	174	—	174
Deferred cost of revenues	189,354	(189,354)	—
Prepaids and other	18,453	—	18,453

Total current assets	909,101	(193,954)	715,147
Restricted investments	9,448	—	9,448
Non-current auction rate securities	11,148	—	11,148
Non-current deferred cost of revenues	143,369	(143,369)	—
Property and equipment, net	32,786	—	32,786
Goodwill	166,320	—	166,320
Intangible assets, net	43,748	—	43,748
Deferred income taxes	148	—	148
Other assets	10,855	—	10,855

Total assets	$1,326,923	$(337,323)	$989,600

Current liabilities:
Accounts payable	$165,304	$—	$165,304
Deferred revenues	315,050	(295,467)	19,583
Accrued restructuring	5,123	—	5,123
Current portion of long-term debt	4,000	—	4,000
Series C derivatives	178,663	—	178,663
Other accrued liabilities	179,929	20,031	199,960

Total current liabilities	848,069	(275,436)	572,633
Non-current liabilities:
Long-term debt	388,000	—	388,000
Non-current deferred revenues	235,734	(222,456)	13,278
Non-current tax liabilites	6,286	—	6,286

Series B redeemable convertible preferred stock	270,421	—	270,421
Series C redeemable convertible preferred stock	17,804	—	17,804

Stockholders’ deficit:
Common stock	168	—	168
Additional paid-in capital	1,236,075	—	1,236,075
Accumulated deficit	(1,684,760)	160,569	(1,524,191)
Accumulated other comprehensive income	9,126	—	9,126

Total stockholders’ deficit	(439,391)	160,569	(278,822)

Total liabilities and stockholders’ deficit	$1,326,923	$(337,323)	$989,600

(a)	During the third quarter of fiscal year 2010, Palm elected to early adopt updates to revenue recognition standards issued in October 2009 by retrospective application. The new accounting standards significantly change how Palm accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting standards is reflected for all periods included above. For additional information refer to the “Explanatory Note” attached in this press release.

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Nov. 30.

Palm, Inc.

Revised Condensed Quarterly Operating Cash Flows Information

(In thousands)

(Unaudited)

	Q4FY09	FY 2009	Q1FY10	Q2FY10	Q3FY10	YTD Q3FY10
New Accounting (a)
Cash flows from operating activities:
Net loss	$(84,221)	$(724,891)	$(79,506)	$(10,246)	$(18,529)	$(108,281)
Adjustments to reconcile net loss to net cash flows from operating activities:
Non-cash charges (adjustments)	28,560	502,944	49,398	(41,737)	(87,887)	(80,226)
Changes in assets and liabilities:
Accounts receivable	(12,716)	48,425	(7,345)	6,709	(36,506)	(37,142)
Inventories	(4,098)	47,571	(7,939)	(10,848)	8,125	(10,662)
Prepaids and other	1,051	4,542	(543)	(4,088)	3,005	(1,626)
Accounts payable	7,027	(54,883)	(7,252)	66,635	24,304	83,687
Accrued restructuring	(1,269)	(361)	(278)	(630)	(603)	(1,511)
Deferred revenues	2,660	2,228	14,196	12,357	17,673	44,226
Other accrued liabilities	(9,395)	(14,087)	(5,840)	(1,502)	89,948	82,606

Net cash provided by (used in) operating activities	$(72,401)	$(188,512)	$(45,109)	$16,650	$(470)	$(28,929)

Old Accounting
Cash flows from operating activities:
Net loss	$(91,518)	$(732,188)	$(161,095)	$(81,929)	$(18,529)	$(261,553)
Adjustments to reconcile net loss to net cash flows from operating activities:
Non-cash charges (adjustments)	28,560	502,944	49,398	(41,737)	(87,887)	(80,226)
Changes in assets and liabilities:
Accounts receivable	(12,716)	48,425	(9,945)	4,709	(36,506)	(41,742)
Inventories	(4,098)	47,571	(7,939)	(10,848)	8,125	(10,662)
Prepaids and other	1,051	4,542	(543)	(4,088)	3,005	(1,626)
Accounts payable	7,027	(54,883)	(7,252)	66,635	24,304	83,687
Accrued restructuring	(1,269)	(361)	(278)	(630)	(603)	(1,511)
Deferred revenues/costs, net	12,962	12,530	114,474	86,977	17,673	219,124
Other accrued liabilities	(12,400)	(17,092)	(21,929)	(2,439)	89,948	65,580

Net cash provided by (used in) operating activities	$(72,401)	$(188,512)	$(45,109)	$16,650	$(470)	$(28,929)

Adjustments (a)
Cash flows from operating activities:
Net loss	$7,297	$7,297	$81,589	$71,683	$—	$153,272
Adjustments to reconcile net loss to net cash flows from operating activities:
Non-cash charges (adjustments)	—	—	—	—	—	—
Changes in assets and liabilities:
Accounts receivable	—	—	2,600	2,000	—	4,600
Inventories	—	—	—	—	—	—
Prepaids and other	—	—	—	—	—	—
Accounts payable	—	—	—	—	—	—
Accrued restructuring	—	—	—	—	—	—
Deferred revenues/costs, net	(10,302)	(10,302)	(100,278)	(74,620)	—	(174,898)
Other accrued liabilities	3,005	3,005	16,089	937	—	17,026

Net cash provided by (used in) operating activities	$—	$—	$—	$—	$—	$—

(a)	During the third quarter of fiscal year 2010, Palm elected to early adopt updates to revenue recognition standards issued in October 2009 by retrospective application. The new accounting standards significantly change how Palm accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting standards is reflected for all periods included above. For additional information refer to the “Explanatory Note” attached in this press release.

Palm, Inc.

Revised Reconciliation of GAAP Net Loss to EBITDA and Adjusted EBITDA (a)

(In thousands)

(Unaudited)

	Q4FY09	FY 2009	Q1FY10	Q2FY10	Q3FY10	YTD Q3FY10
New Accounting (a)
Net loss, as reported	$(84,221)	$(724,891)	$(79,506)	$(10,246)	$(18,529)	$(108,281)
Interest (income) expense, net	4,049	19,459	4,075	4,118	4,135	12,328
Taxes	(2,160)	404,265	65	(200)	(17)	(152)
Depreciation/amortization	7,162	31,811	7,777	7,888	8,679	24,344

EBITDA	(75,170)	(269,356)	(67,589)	1,560	(5,732)	(71,761)
Adjustments:
Effect of ratable revenue recognition	1,248	1,248	14,760	13,630	16,080	44,470
Stock-based compensation	4,478	22,664	6,547	6,012	5,777	18,336
Other (income) expense, net	547	5,255	128	(112)	217	233
Restructuring charges	2,619	16,134	8,254	1,028	535	9,817
Casualty loss (recovery)	(5,250)	(268)	—	—	(3,432)	(3,432)
Patent acquisition refund	—	(1,537)	—	—	—	—
(Gain) impairment of non-current auction rate securities	2,707	35,885	1,957	—	(7,050)	(5,093)
(Gain) loss on series C derivatives	23,088	2,515	27,418	(56,341)	(96,616)	(125,539)

Adjusted EBITDA	$(45,733)	$(187,460)	$(8,525)	$(34,223)	$(90,221)	$(132,969)

Old Accounting
Net loss, as reported	$(91,518)	$(732,188)	$(161,095)	$(81,929)	$(18,529)	$(261,553)
Interest (income) expense, net	4,049	19,459	4,075	4,118	4,135	12,328
Taxes	(2,160)	404,265	65	(200)	(17)	(152)
Depreciation/amortization	7,162	31,811	7,777	7,888	8,679	24,344

EBITDA	(82,467)	(276,653)	(149,178)	(70,123)	(5,732)	(225,033)
Adjustments:
Effect of ratable revenue recognition	10,046	10,046	102,915	71,242	16,080	190,237
Stock-based compensation	4,478	22,664	6,547	6,012	5,777	18,336
Other (income) expense, net	547	5,255	128	(112)	217	233
Restructuring charges	2,619	16,134	8,254	1,028	535	9,817
Casualty loss (recovery)	(5,250)	(268)	—	—	(3,432)	(3,432)
Patent acquisition refund	—	(1,537)	—	—	—	—
(Gain) impairment of non-current auction rate securities	2,707	35,885	1,957	—	(7,050)	(5,093)
(Gain) loss on series C derivatives	23,088	2,515	27,418	(56,341)	(96,616)	(125,539)

Adjusted EBITDA	$(44,232)	$(185,959)	$(1,959)	$(48,294)	$(90,221)	$(140,474)

Adjustments (a)
Net loss, as reported	$7,297	$7,297	$81,589	$71,683	$—	$153,272
Interest (income) expense, net	—	—	—	—	—	—
Taxes	—	—	—	—	—	—
Depreciation/amortization	—	—	—	—	—	—

EBITDA	7,297	7,297	81,589	71,683	—	153,272
Adjustments:
Effect of ratable revenue recognition	(8,798)	(8,798)	(88,155)	(57,612)	—	(145,767)
Stock-based compensation	—	—	—	—	—	—
Other (income) expense, net	—	—	—	—	—	—
Restructuring charges	—	—	—	—	—	—
Casualty loss (recovery)	—	—	—	—	—	—
Patent acquisition refund	—	—	—	—	—	—
(Gain) impairment of non-current auction rate securities	—	—	—	—	—	—
(Gain) loss on series C derivatives	—	—	—	—	—	—

Adjusted EBITDA	$(1,501)	$(1,501)	$(6,566)	$14,071	$—	$7,505

(a)	During the third quarter of fiscal year 2010, Palm elected to early adopt updates to revenue recognition standards issued in October 2009 by retrospective application. The new accounting standards significantly change how Palm accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting standards is reflected for all periods included above. For additional information refer to the “Explanatory Note” attached in this press release.